LVIP Macquarie Mid Cap Value Fund
Formerly known as LVIP Delaware Mid Cap Value Fund
(Standard and Service Class)
Summary Prospectus
May 1, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Macquarie Mid Cap Value Fund (the “Fund” ) is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.36%	0.36%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.43%	0.78%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$44	$138	$241	$542
Service Class	$80	$249	$433	$966
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-adviser, Macquarie Investment Management Global Limited, which is an affiliate of DIFA (collectively, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
LVIP Macquarie Mid Cap Value Fund1

The Fund, under normal circumstances, pursues its objective by investing at least 80% of the Fund’s assets in medium-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell Midcap® Value Index. The market capitalization range of the Russell Midcap® Value Index was $336 million to $85.58 billion as of March 15, 2024. The Fund may also invest in some small-cap companies. The Fund may invest in real estate investment trusts (REITs).
The Fund’s management style focuses on seeking medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the Sub-Adviser considers the financial strength of a company, its management style, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. Additionally, the Sub-Adviser focuses on free cash flow and a company's sustainability to buy back its shares, lower its debt and/or increase or initiate dividends.
The Fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This blended assessment includes a review of a number of factors, including low price-to-earnings ratio, low price-to-cash flow, and improving earnings estimates. Fund investments are replaced if a possible new investment appears significantly more attractive under the Fund’s investment criteria.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Small-Cap Company Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small-sized companies also may be subject to interest rate risk, generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
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Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include, among others, declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
2LVIP Macquarie Mid Cap Value Fund

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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2020	23.79%
Lowest Quarterly Return	Q1 2020	(35.22%)
Average Annual Total Returns for periods ended 12/31/23

	1 year	5 years	10 years
LVIP Macquarie Mid Cap Value Fund – Standard Class	11.24%	11.88%	8.62%
LVIP Macquarie Mid Cap Value Fund – Service Class	10.86%	11.49%	8.24%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	12.71%	11.16%	8.26%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”)
Investment Sub-Adviser: Delaware Investments Fund Advisers (“DIFA”)
Investment Sub-Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)
Portfolio Managers

DIFA Portfolio Managers	Company Title	Experience with Fund
Kelley M. Carabasi, CFA	Co-Chief Investment Officer, U.S. Small-Mid Cap Value Equity	Since July 2012
Kent P. Madden, CFA	Co-Chief Investment Officer, U.S. Small-Mid Cap Value Equity	Since July 2012
Michael Foley, CFA	Senior Portfolio Manager	Since July 2019
LVIP Macquarie Mid Cap Value Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Macquarie Mid Cap Value Fund